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                        SUPPLEMENT DATED APRIL 20, 1999
                        TO PROSPECTUS DATED MAY 1, 1998
                      AS AMENDED AND SUPPLEMENTED TO DATE
                                       OF

                            GLOBAL EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                       INTERNATIONAL SMALL CAP PORTFOLIO
                           EUROPEAN EQUITY PORTFOLIO

                               PORTFOLIOS OF THE
              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the European Equity Portfolio. Robert Sargent no longer serves as Portfolio Manager to the European Equity Portfolio. Margaret Naylor and Alastair Anderson now share primary responsibility for managing the assets of the European Equity Portfolio. Accordingly, the paragraph "EUROPEAN EQUITY PORTFOLIO" on page 20 is hereby deleted and replaced with the following:

        EUROPEAN EQUITY PORTFOLIO -- MARGARET NAYLOR AND ALASTAIR ANDERSON. Information about Margaret Naylor is included under the International Small Cap Portfolio above. Ms. Naylor has had primary responsibility for managing the Portfolio's assets since April 1999. Alastair Anderson joined the Adviser in June 1994 and became a Vice President in December 1996. Prior to joining the Adviser, he worked for Deloitte & Touche LLP. Mr. Anderson is a commerce graduate of the University of Cape Town, South Africa. Mr. Anderson has assisted in managing the Portfolio's assets since May 1995 and has shared primary responsibility for managing the Portfolio's assets since January 1998.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE